SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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PIMCO Strategic Income Fund, Inc. (“RCS”)

PIMCO Global StocksPLUS & Income Fund (“PGP”)

PIMCO High Income Fund (“PHK”)

PIMCO Dynamic Income Fund (“PDI”)

PIMCO Income Strategy Fund (“PFL”)

PIMCO Income Strategy Fund II (“PFN”)

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

PIMCO STRATEGIC INCOME FUND, INC. (“RCS”)

PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)

PIMCO HIGH INCOME FUND (“PHK”)

PIMCO DYNAMIC INCOME FUND (“PDI”)

PIMCO INCOME STRATEGY FUND (“PFL”)

PIMCO INCOME STRATEGY FUND II (“PFN”)

1633 Broadway

New York, New York 10019

To the Shareholders of PIMCO Strategic Income Fund, Inc. (“RCS”), PIMCO Global StocksPlus & Income Fund (“PGP”), PIMCO High Income Fund (“PHK”), PIMCO Dynamic Income Fund (“PDI”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Friday, June 30, 2017, with the Meeting to be held at 9:30 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees/Directors[1] of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on April 28, 2017 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

[1]	Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of RCS, as well as a Trustee or Trustees of PGP, PFL, PFN, PHK and PDI, as applicable.

By order of the Board of Trustees of each Fund

Joshua D. Ratner
Secretary

New York, New York

May 12, 2017

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO STRATEGIC INCOME FUND, INC. (“RCS”)

PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)

PIMCO HIGH INCOME FUND (“PHK”)

PIMCO DYNAMIC INCOME FUND (“PDI”)

PIMCO INCOME STRATEGY FUND (“PFL”)

PIMCO INCOME STRATEGY FUND II (“PFN”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017

This Proxy Statement and the Annual Reports to Shareholders for the fiscal year ended June 30, 2016 for RCS, PGP and PDI and the fiscal year ended July 31, 2016 for PHK, PFL and PFN are also available at pimco.com/closedendfunds.

PROXY STATEMENT

May 12, 2017

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees/Directors1 (each a “Board”) of the shareholders of each of PIMCO Strategic Income Fund, Inc. (“RCS”), PIMCO Global StocksPLUS & Income Fund (“PGP”), PIMCO High Income Fund (“PHK”), PIMCO Dynamic Income Fund (“PDI”), PIMCO Income Strategy Fund (“PFL”), and PIMCO Income Strategy Fund II (“PFN”) (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of each Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to the Annual Meeting of

[1]	Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of RCS, as well as a Trustee or Trustees of PGP, PFL, PFN, PHK and PDI, as applicable.

Shareholders of each Fund, as dictated by the context. The Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Friday, June 30, 2017, at 9:30 A.M Eastern Time.

The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about May 22, 2017.

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of PFL, PFN and PHK (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on April 28, 2017 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of common shares (“Common Shares”) and preferred shares (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
RCS	42,471,547	N/A
PGP	10,681,796	N/A
PFL	25,340,688	2,051
PFN	59,197,063	3,698
PHK	127,864,312	4,079
PDI	56,119,722	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of one Trustee (the “Preferred Shares Trustee”) of each of PFL and PHK will be voted on exclusively by the Preferred Shareholders of that Fund voting as a separate class. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As summarized in the table below:

RCS:

The Common Shareholders of RCS, voting as a single class, have the right to vote on the re-election of Hans W. Kertess, Bradford K. Gallagher and John C. Maney as Directors of RCS.

PGP:

The Common Shareholders of PGP, voting as a single class, have the right to vote on the re-election of Alan Rappaport and the election of John C. Maney and Deborah A. DeCotis as Trustees of PGP2.

PFL:

The Common and Preferred Shareholders of PFL, voting together as a single class, have the right to vote on the re-election of William B. Ogden, IV as a Trustee of PFL and the Preferred Shareholders of PFL, voting as a separate class, have the right to vote on the re-election of Hans Kertess as a Trustee of PFL.

PFN:

The Common and Preferred Shareholders of PFN, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess, James A. Jacobson and John C. Maney as Trustees of PFN.

PHK:

The Common and Preferred Shareholders of PHK, voting together as a single class, have the right to vote on the re-election of Bradford K.

[2]

Ms. DeCotis, who is currently a Class II Trustee of PGP, is being nominated for election as a Class III Trustee of PGP, and Mr. Maney, who is currently a Class III Trustee of PGP is being nominated as a Class II Trustee of PGP.

Gallagher and Craig A. Dawson as Trustees of PHK, and the Preferred Shareholders of PHK, voting as a separate class, have the right to vote on the re-election of James Jacobson as Trustee of PHK.

PDI:

The Common Shareholders of PDI, voting as a single class, have the right to vote on the re-election of Bradford K. Gallagher, James A. Jacobson and Craig A. Dawson as Trustees of PDI.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
RCS
Independent Trustees/Nominees*
Re-election of Hans W. Kertess	✓	N/A
Re-election of Bradford K. Gallagher	✓	N/A
Interested Trustee/Nominee
Re-election of John C. Maney**	✓	N/A
PGP
Independent Trustees/Nominees*
Election of Deborah A. DeCotis***	✓	N/A
Re-election of Alan Rappaport	✓	N/A
Interested Trustee/Nominee
Election of John C. Maney**, ****	✓	N/A
PFL
Independent Trustees/Nominees*
Re-election of Hans W. Kertess	N/A	✓
Re-election of William B. Ogden, IV	✓	✓
PFN
Independent Trustees/Nominees*
Re-election of Hans W. Kertess	✓	✓
Re-election of James A. Jacobson	✓	✓
Interested Trustees/Nominees
Re-election of John C. Maney**	✓	✓
PHK
Independent Trustees/Nominees*
Re-election of Bradford K. Gallagher	✓	✓
Re-election of James A. Jacobson	N/A	✓
Interested Trustees/Nominees
Re-election of Craig A. Dawson*****	✓	✓

Proposal	Common Shareholders	Preferred Shareholders
PDI
Independent Trustees/Nominees*
Re-election of Bradford K. Gallagher	✓	N/A
Re-election of James A. Jacobson	✓	N/A
Interested Trustees/Nominees
Re-election of Craig A. Dawson*****	✓	N/A

*	“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.
**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”) due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.
***	Ms. DeCotis, who is currently a Class II Trustee of PGP, is being nominated for election as a Class III Trustee of PGP.
****	Mr. Maney, who is currently a Class III Trustee of PGP is being nominated as a Class II Trustee of PGP.
*****	Mr. Dawson is an Interested Trustee of each Fund, due to his affiliation with PIMCO and its affiliates.

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-(866) 406-2288 for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or by calling 1-(866) 406-2288 on any business day.

As of the Record Date, the Trustees, nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares. To the knowledge of the Funds, no person beneficially owned more than five percent (5%) of the outstanding Shares of RCS, PGP or PDI, respectively, and the following entities beneficially owned more than five percent (5%) of a class of shares of PHK, PFL and PFN.

Beneficial Owner	Fund	Percentage of Ownership of Class
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PFL	68.40% of Preferred Shares
UBS Group AG Bahnhofstrasse 45 P.O. Box CH-8049 Zurich, Switzerland	PFL	17.31% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PFN	51.33% of Preferred Shares
UBS Group AG Bahnhofstrasse 45 P.O. Box CH-8049 Zurich, Switzerland	PFN	38.45% of Preferred Shares
UBS Group AG Bahnhofstrasse 45 P.O. Box CH-8049 Zurich, Switzerland	PHK	40.13% of Preferred Shares

Beneficial Owner	Fund	Percentage of Ownership of Class
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PHK	13.85% of Preferred Shares
RiverNorth Capital Management, LLC 325 N. La Salle Street, Suite 645 Chicago, IL 60654-7030	PHK	5.10% of Preferred Shares

PROPOSAL: ELECTION OF TRUSTEES

In accordance with PGP’s, PHK’s, PDI’s, PFL’s, and PFN’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration”), and RCS’s Articles of Incorporation, as amended (the “Articles”), the Trustees have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The Nominating Committee of each applicable Fund has recommended the nominees listed herein for election or re-election, as applicable, as Trustees by the Shareholders of the applicable Funds.

RCS. With respect to RCS, the term of office of the Class II Directors will expire at the Meeting; the term of office of the Class III Directors will expire at the annual meeting of Shareholders held during the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2017 through June 30, 2018); and the term of office of the Class I Directors will expire at the annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2018 through June 30, 2019). Currently, Hans W. Kertess, Bradford K. Gallagher and John C. Maney are Class II Directors. The Nominating Committee has recommended to the Board that Messrs. Kertess, Gallagher and Maney be nominated for re-election by the Common Shareholders as Class II Directors at the Meeting. Consistent with the Fund’s Articles, if elected, the nominees shall hold office for terms coinciding with the Classes of Directors to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Kertess, Gallagher and Maney will serve terms consistent with the Class II Directors, which will expire at the Fund’s annual meeting of Shareholders held during the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2019 through June 30, 2020).

PGP. With respect to PGP, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2017 through

June 30, 2018); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2018 through June 30, 2019). Currently, Alan Rappaport and John C. Maney are Class III Trustees and Deborah A. DeCotis is a Class II Trustee. The Nominating Committee has recommended to the Board that Mr. Rappaport be nominated for re-election as a Class III Trustee by the Common Shareholders, voting as a single class, that Mr. Maney be nominated for election as a Class II Trustee by the Common Shareholders, voting as a single class, and that Ms. DeCotis be nominated for election by the Common Shareholders, voting as a single class, as a Class III Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected or elected, as applicable, at the Meeting, Ms. DeCotis and Mr. Rappaport will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders held during the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2019 through June 30, 2020) and Mr. Maney will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2018 through June 30, 2019).

PFL. With respect to PFL, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2017 through July 31, 2018); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2018 through July 31, 2019). Currently, Hans W. Kertess and William B. Ogden, IV are Class I Trustees. The Nominating Committee has recommended to the Board that Mr. Odgen be nominated for re-election as a Class I Trustee by the Common Shareholders and Preferred Shareholders, voting as a single class, and that Mr. Kertess be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Kertess and Ogden will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders held during the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2019 through July 31, 2020).

PFN. With respect to PFN, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2017 through July 31, 2018); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2018 through July 31, 2019). Currently, Hans W. Kertess, James A. Jacobson and John C. Maney are Class III Trustees. The Nominating Committee has recommended to the Board that Messrs. Kertess, Jacobson and Maney be nominated for re-election as Class III Trustees by the Common Shareholders and Preferred Shareholders, voting as a single class at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Kertess, Jacobson and Maney will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders held during the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2019 through July 31, 2020).

PHK. With respect to PHK, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2017 through July 31, 2018); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2018 through July 31, 2019). Currently, Bradford K. Gallagher, James A. Jacobson and Craig A. Dawson are Class II Trustees. The Nominating Committee has recommended to the Board that Messrs. Gallagher and Dawson be nominated for re-election as Class II Trustees by the Common Shareholders and Preferred Shareholders, voting as a single class at the Meeting and that Mr. Jacobson be nominated for re-election as a Class II Trustee by the Preferred Shareholders, voting as a separate class at the meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Gallagher, Jacobson and Dawson will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders held during the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from August 1, 2019 through July 31, 2020).

PDI. With respect to PDI, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2017-2018 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2017 through June 30, 2018); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2018-2019 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2018 through June 30, 2019). Currently, Bradford K. Gallagher, James A. Jacobson and Craig A. Dawson are Class II Trustees. The Nominating Committee has recommended to the Board that Messrs. Gallagher, Jacobson and Dawson be nominated for re-election as Class II Trustees by the Common Shareholders, voting as a single class at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Gallagher, Jacobson and Dawson will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders held during the 2019-2020 fiscal year (i.e., the annual meeting held during the fiscal year running from July 1, 2019 through June 30, 2020).

All members of the Board of each of PGP, PFL, PFN, PHK and PDI are and will remain, if elected, “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund, having either served as Trustee since the inception of the Fund or for 36 months, or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

All members of the Board of RCS are and will remain, if elected, “Continuing Directors,” as such term is defined in the Articles of Incorporation, either having served as Director for a period of at least 12 months, or having been a successor to a Continuing Director and been recommended to succeed a Continuing Director by a majority of the Continuing Directors then members of the Board.

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the term (or any remaining term) of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election or re-election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected or re-elected, as applicable:

Trustee/Director/ Nominee	Class	Expiration of Term if Elected/Re-Elected*
RCS
Hans W. Kertess	Class II	Annual Meeting held during the 2019-2020 fiscal year
Bradford K. Gallagher	Class II	Annual Meeting held during the 2019-2020 fiscal year
John C. Maney**	Class II	Annual Meeting held during the 2019-2020 fiscal year
PGP
Deborah A. DeCotis	Class III	Annual Meeting held during the 2019-2020 fiscal year
Alan Rappaport	Class III	Annual Meeting held during the 2019-2020 fiscal year
John C. Maney**	Class II	Annual Meeting held during the 2018-2019 fiscal year
PFL
Hans W. Kertess	Class I	Annual Meeting held during the 2019-2020 fiscal year
William B. Ogden, IV	Class I	Annual Meeting held during the 2019-2020 fiscal year
PFN
Hans W. Kertess	Class III	Annual Meeting held during the 2019-2020 fiscal year
James A. Jacobson	Class III	Annual Meeting held during the 2019-2020 fiscal year
John C. Maney**	Class III	Annual Meeting held during the 2019-2020 fiscal year
PHK
Bradford K. Gallagher	Class II	Annual Meeting held during the 2019-2020 fiscal year
James A. Jacobson	Class II	Annual Meeting held during the 2019-2020 fiscal year
Craig A. Dawson**	Class II	Annual Meeting held during the 2019-2020 fiscal year
PDI
Bradford K. Gallagher	Class II	Annual Meeting held during the 2019-2020 fiscal year
James A. Jacobson	Class II	Annual Meeting held during the 2019-2020 fiscal year
Craig A. Dawson**	Class II	Annual Meeting held during the 2019-2020 fiscal year

*	A Trustee of RCS, PGP, PFL, PFN, PHK or PDI re-elected or elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
**	Each of Mr. Dawson and Mr. Maney is an Interested Trustee/Nominee.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to save a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board. Subject to the provisions of each Fund’s Declaration or Articles, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, and assuming the nominees are elected as proposed, the Board of Trustees of each Fund consists and will continue to consist of eight Trustees, six of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established six standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Oversight Committee, the Compensation Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties. In addition, the Performance Committee consists of all the Trustees.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios overseen by the Board that are advised by the Manager or have an investment adviser that is an affiliated person of the Manager (the “Fund Complex”), the variety of asset classes those portfolios include, the assets of each Fund and other portfolios overseen by the Board in the Fund Complex and the management and other service arrangements of each Fund and such other portfolios. The Board also believes that its structure, including the presence of two Trustees who are executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Hans W. Kertess 1939 PGP/PFL/PHK/PDI-Class I RCS- Class II PFN- Class III	Chairman of the Board, Trustee, Nominee	RCS-Since 2008 PGP-Since 2005 PHK/PFL- Since 2003 PFN-Since 2004 PDI-Since 2012	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Deborah A. DeCotis 1952 PFL/PFN- Class II PGP-Currently Class II, if elected as nominated, Class III RCS/PHK/PDI- Class III	Trustee, Nominee	RCS/PGP/ PFL/PFN/ PHK-Since 2011 PDI-Since 2012	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	89	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Bradford K. Gallagher 1944 RCS/PDI/PGP/PHK/PFN-Class II PFL-Class III	Trustee, Nominee	RCS/PGP/ PFL/PFN/ PHK-Since 2010 PDI-Since 2012	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	89	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007- 2010).

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
James A. Jacobson 1945 RCS-Class I PDI/PGP/PHK/ PFL-Class II PFN-Class III	Trustee, Nominee	RCS/PGP/ PHK-Since 2009 PFL/PDI- Since 2012 PFN-Since 2013	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	89	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945 RCS/PGP/PFL/PFN/ PHK/PDI-Class I	Trustee, Nominee	RCS-Since 2008 PGP/PHK/ PFL/PFN- Since 2006 PDI-Since 2012	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953 RCS/PGP-Class III PFL-Class II PHK/PDI/PFN-Class I	Trustee, Nominee	RCS/PGP/ PHK- Since 2010 PFL-Since 2014 PFN/PDI- Since 2012	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	89	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Interested Trustees/Nominees
Craig A. Dawson** 1968 650 Newport Center Drive, Newport Beach, CA 92660 RCS/PFL- Class III PGP/PFN- Class I PDI/PHK- Class II	Trustee, Nominee	RCS/ PGP/PFL/ PFN/ PHK/ PDI-Since 2014	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s Europeans investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
John C. Maney*** 1959 650 Newport Center Drive, Newport Beach, CA 92660 RCS-Class II PFL/PFN/PHK/PDI- Class III PGP-currently, Class III, if elected as nominated, Class II	Trustee, Nominee	RCS-Since 2008 PGP/PFL/ PFN/PHK- Since 2006 PDI-Since 2012	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
**	Mr. Dawson is an Interested Trustee of each Fund due to his affiliation with PIMCO and its affiliates.
***	Mr. Maney is an Interested Trustee of each Fund due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Hans W. Kertess	Over $100,000 (PDI)	Over $100,000
Deborah A. DeCotis	$10,001 - $50,000 (PDI)	Over $100,000
Bradford K. Gallagher	Over $100,000 (PFL, RCS and PFN)	Over $100,000
James A. Jacobson	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport	$10,001 - $50,000 (PFL)	Over $100,000

Interested Trustees/Nominees
John C. Maney	Over $100,000 (PDI)	Over $100,000
Craig A. Dawson	$10,001 - $50,000 (PHK and PFN)	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Compensation. Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Dynamic Credit Mortgage & Income Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PCM Fund, Inc., and PIMCO Income Opportunity Fund, each a closed-end fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund, a closed end management investment company that is operated as an “interval fund” for which the Manager serves as investment manager (“PFLEX”), and PIMCO Managed Accounts Trust (“PMAT”), an open-end management investment company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and PFLEX, the “PIMCO-Managed Funds”).

In addition, each of the Independent Trustees also serves as a trustee of AllianzGI Diversified Income & Convertible Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO that served as the investment manager of the PIMCO Closed-End Funds and PMAT prior to the close of business on September 5, 2014, (see “Additional Information — Investment Manager” below) served as investment adviser through September 30, 2016. Effective October 1, 2016, AGIFM merged into Allianz Global Investors U.S. LLC (“AGI U.S.”), and has since served as investment adviser to the Allianz-Managed Funds. Subsequent to September 5, 2014, the Independent Trustees receive separate compensation from the Allianz-Managed Funds in addition to amounts received for service on the Boards of the PIMCO-Managed Funds.

As indicated below, certain of the officers of the Funds are affiliated with the Manager.

Each of the PIMCO-Managed Funds holds joint meetings of their Boards of Trustees whenever possible. Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among PMAT, PFLEX and the PIMCO Closed-End Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Funds have no employees. The Funds’ officers, Mr. Dawson and Mr. Maney are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and nominees for the fiscal years ended July 31, 2016 for PFL, PFN and PHK, and the fiscal years ended June 30, 2016 for RCS, PGP and PDI. For the calendar year ended December 31, 2016, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee/ Nominees	Aggregate Compensation from RCS for the Fiscal Year Ended June 30, 2016	Aggregate Compensation from PGP for the Fiscal Year Ended June 30, 2016	Aggregate Compensation from PFL for the Fiscal Year Ended July 31, 2016
Independent Trustee/Nominee
Hans W. Kertess	$7,175	$2,422	$6,727
Bradford K. Gallagher	$5,381	$1,816	$5,045
James A. Jacobson	$6,577	$2,220	$6,167
William B. Ogden, IV	$5,381	$1,816	$5,045
Alan Rappaport	$5,381	$1,816	$5,045
Deborah A. DeCotis	$5,381	$1,816	$5,045
Interested Trustee/Nominee
John C. Maney**	$0	$0	$0
Craig A. Dawson**	$0	$0	$0

Name of Trustee/ Nominees	Aggregate Compensation from PFN for the Fiscal Year Ended July 31, 2016	Aggregate Compensation from PHK for the Fiscal Year Ended July 31, 2016	Aggregate Compensation from PDI for the Fiscal Year Ended June 30, 2016	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2016*
Independent Trustee/Nominee
Hans W. Kertess	$13,824	$21,665	$27,366	$525,000
Bradford K. Gallagher	$10,368	$16,249	$20,524	$450,000
James A. Jacobson	$12,672	$19,859	$25,085	$525,000
William B. Ogden, IV	$10,368	$16,249	$20,524	$450,000
Alan Rappaport	$10,368	$16,249	$20,524	$450,000
Deborah A. DeCotis	$10,368	$16,249	$20,524	$450,000
Interested Trustee/Nominee
John C. Maney**	$0	$0	$0	$0
Craig A. Dawson**	$0	$0	$0	$0

*	In addition to the PIMCO-Managed Funds, which are advised by the Manager, during each Fund’s most recently completed calendar year, all of the Trustees (other than Messrs. Dawson and Maney) served as trustees of the Allianz-Managed Funds, which were previously managed by AGIFM and are currently managed by AGI U.S. The Allianz-Managed Funds and the PIMCO-Managed Funds are considered to be in the same “Fund Complex.” Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport currently serve as trustee or director of 89 funds in the Fund Complex. Mr. Maney and Mr. Dawson currently serve as trustee or director of 26 funds in the Fund Complex. For the calendar year ended December 31, 2016, amounts received by the Trustees from PIMCO-Managed Funds were: for Mr. Kertess, $300,000; for Mr. Jacobson, $275,000; for each of Messrs. Gallagher, Ogden, Rappaport and Ms. DeCotis, $225,000. These amounts are included in the Fund Complex totals in the table above.
**	Neither Mr. Dawson nor Mr. Maney receives compensation from the Funds.

Trustee Qualifications — The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee, with the exception of Mr. Dawson, has served in such role for several years. Mr. Dawson, who is also a Managing Director and Head of PIMCO Europe, Middle East and Africa, has served as a Trustee of each Fund since PIMCO assumed the role of the Funds’ investment manager in September 2014. Accordingly, each Trustee is knowledgeable about the Funds’ business and service provider arrangements and, with the exception of Mr. Dawson, has also served for several years as trustee or director to a number of other investment companies advised by the Manager and its affiliates. Mr. Dawson has served for several years as trustee or director to a number of European investment vehicles and affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Craig A. Dawson — Mr. Dawson has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director and Head of PIMCO Europe, Middle East and Africa. In that role he is in charge of guiding PIMCO’s business initiatives in Europe, the Middle East and Africa. Prior to taking on this position, Mr. Dawson was PIMCO’s Head of Strategic Business Management. Mr. Dawson also serves as a Director of a number of PIMCO’s European investment vehicles and affiliates. Because of his familiarity with PIMCO and its affiliates, Mr. Dawson serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing

Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with Allianz Asset Management of America L.P., PIMCO’s U.S. parent company.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment firm.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through February 24, 2017, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of RCS, PGP and PDI, dated August 24, 2016, is attached to this Proxy Statement as Exhibit C-1. A report of the Audit Oversight Committee of PFL, PFN and PHK, dated September 22, 2016, is attached to this Proxy Statement as Exhibit C-2.

Nominating Committee. The Board of each Fund has established a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Nominating Committee of each Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustees/Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) shareholders of the Fund, and (v) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter, attached to this Proxy Statement as Exhibit B. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is attached to this Proxy Statement as Exhibit B for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee. The Board of each Fund has established a Valuation Oversight Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Funds’ valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Compensation Committee. The Board of each Fund has established a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Compensation Committee of meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager or any entity controlling, controlled by or under common control with the Manager.

Contracts Committee. The Board of each Fund has established a Contracts Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. Ms. DeCotis is the Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable.

Performance Committee. The Board has established a Performance Committee, which consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport, Maney and Dawson and Ms. DeCotis. Mr. Rappaport is the Chair of the Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Manager. The Performance Committee was established on March 23, 2017 to handle these responsibilities that have been performed to date by the full Board and will hold its initial meeting in June 2017.

Meetings. With respect to RCS, during the fiscal year ended June 30, 2016, the Board of Directors held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session ten times, the Nominating Committee met in separate session once, the Valuation Oversight Committee met in separate session four times, the Compensation Committee met in separate session once and the Contracts Committee met in separate session twice. The Performance Committee was established on March 23, 2017, and therefore did not meet during the fiscal year. Each Director attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for RCS that were held during the fiscal period ended June 30, 2016.

With respect to PGP, during the fiscal year ended June 30, 2016, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session ten times, the Nominating Committee met in separate session once, the Valuation Oversight Committee met in separate session four times, the Compensation Committee met in separate session once and the Contracts Committee met in separate session twice. The Performance Committee was established on March 23, 2017, and therefore did not meet during the fiscal year. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PGP that were held during the fiscal year ended June 30, 2016.

With respect to PFL, during the fiscal year ended July 31, 2016, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session nine times, the Nominating Committee met in separate session once, the Valuation Oversight Committee met in separate session four times and the Compensation Committee met in separate session once and the Contracts Committee met in separate session twice. The

Performance Committee was established on March 23, 2017, and therefore did not meet during the fiscal year. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PFL that were held during the fiscal year ended July 31, 2016.

With respect to PFN, during the fiscal year ended July 31, 2016, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session nine times, the Nominating Committee met in separate session once, the Valuation Oversight Committee met in separate session four times and the Compensation Committee met in separate session once and the Contracts Committee met in separate session twice. The Performance Committee was established on March 23, 2017, and therefore did not meet during the fiscal year. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PFN that were held during the fiscal year ended July 31, 2016.

With respect to PHK, during the fiscal year ended July 31, 2016, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session nine times, the Nominating Committee met in separate session once, the Valuation Oversight Committee met in separate session four times and the Compensation Committee met in separate session once and the Contracts Committee met in separate session twice. The Performance Committee was established on March 23, 2017, and therefore did not meet during the fiscal year. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PHK that were held during the fiscal year ended July 31, 2016.

With respect to PDI, during the fiscal year ended June 30, 2016, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session ten times, the Nominating Committee met in separate session once, the Valuation Oversight Committee met in separate session four times, the Compensation Committee met in separate session once and the Contracts Committee met in separate session twice. The Performance Committee was established on March 23, 2017, and therefore did not meet during the fiscal year. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PDI that were held during the fiscal year ended June 30, 2016.

The Trustees generally do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Joshua D. Ratner, Vice President, Secretary and Chief Legal Officer (“CLO”), Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish each Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund during the most recently concluded fiscal year, each Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year.

Required Vote. The re-election of Messrs. Kertess, Gallagher and Maney to the Board of Directors of RCS will require the affirmative vote of a plurality of the votes of the Common Shareholders of RCS cast in the election of Directors at the Meeting, in person or by proxy. The election of Ms. DeCotis and Mr. Maney and the re-election of Mr. Rappaport to the Board of Trustees of PGP will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Ogden to the Board of Trustees of PFL will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders of the Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Kertess to Board of Trustees of PFL will require the affirmative vote of a plurality of the votes of Preferred Shareholders of the Fund (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Messrs. Kertess, Jacobson and Maney to the Board of Trustees of PFN will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders of the Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Messrs. Gallagher and Dawson to the Board of Trustees of PHK will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders of the Fund (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson to the Board of Trustees of PHK will require the affirmative vote of a plurality of the votes of the Preferred Shareholders of the Fund (voting as a separate class) cast in the election of the Preferred Shares Trustee at the Meeting, in person or by proxy. The re-election of Messrs. Gallagher, Jacobson and Dawson to the Board of Trustees of PDI will require the affirmative vote of a plurality of the votes of Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR EACH FUND.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of PGP, PFL, PFN, PHK and PDI hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of RCS shall be elected or appointed by the Board of Directors each year at its first meeting held after the annual meeting of Shareholders, or at any other time. Officers serve at the pleasure of the Board. Each such officer shall hold office until his or her successor shall have been duly elected or appointed and qualified, or until his or her death, or until he or she shall have resigned or have been removed. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President	Since 2014	Managing Director and Chief Administrative Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[2] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Laura Melman[2] 1966	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller[2] 1980	Assistant Treasurer	Since March 2017	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President Cohen & Steers Capital Management.

Wu-Kwan Kit[1] 1981	Assistant Secretary	Since March 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Assistant General Counsel, VanEck.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. Effective at the close of business on September 5, 2014, the Manager, located at 650 Newport Center Drive, Newport Beach, CA, 92660, assumed responsibility as the investment manager to the Funds pursuant to a new investment management agreement (the “Agreement”) between each Fund and the Manager (the “Transition”). Under the Agreement, the Manager provides the day-to-day portfolio management services it provided to each Fund as its sub-adviser prior to the Transition and also assumed responsibility for the supervisory and administrative services previously provided by each Fund’s former investment manager, AGIFM. As part of the Transition, the Manager’s personnel replaced AGIFM personnel as officers of each Fund and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this proxy.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending June 30, 2017 for RCS, PGP and PDI and July 31, 2017 for PFL, PFN and PHK. PwC served as the independent registered public accounting firm of each Fund for the fiscal year ended June 30, 2016 for RCS, PGP and PDI and July 31, 2016 for PFL, PFN and PHK and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two full fiscal years and “stub” period (as applicable) as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended		Audit Fees
RCS	June 30, 2016		$33,448
	June 30, 2015	*	$31,031
	January 31, 2015		$38,828

Fund	Fiscal Year Ended		Audit Fees
PGP	June 30, 2016		$26,788
	June 30, 2015	**	$26,741
	March 31, 2015		$32,782
PFL	July 31, 2016		$36,793
	July 31, 2015		$31,031
PFN	July 31, 2016		$45,910
	July 31, 2015		$38,896
PHK	July 31, 2016		$45,910
	July 31, 2015	***	$38,896
	March 31, 2015		$44,456
PDI	June 30, 2016		$55,616
	June 30, 2015	****	$66,781
	March 31, 2015		$67,978

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Funds), if applicable. The table below shows, for each Fund’s last two full fiscal years and “stub” period (as applicable) as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended		Audit-Related Fees
RCS	June 30, 2016		$—
	June 30, 2015	*	$—
	January 31, 2015		$—
PGP	June 30, 2016		$—
	June 30, 2015	**	$—
	March 31, 2015		$—
PFL	July 31, 2016		$16,480
	July 31, 2015		$16,480
PFN	July 31, 2016		$16,480
	July 31, 2015		$16,480
PHK	July 31, 2016		$16,480
	July 31, 2015	***	$16,480
	March 31, 2015		$16,000

Fund	Fiscal Year Ended		Audit-Related Fees
PDI	June 30, 2016		$—
	June 30, 2015	****	$—
	March 31, 2015		$—

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two full fiscal years and “stub” period (as applicable) as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for tax-related services related directly to the operation and financial reporting of the Funds. Certain amounts under “Tax Fees” shown below have been updated from amounts shown in prior proxy statements, as applicable, due to changes in how certain fees are categorized for these purposes.

Fund	Fiscal Year Ended		Tax Fees
RCS	June 30, 2016		$17,750
	June 30, 2015	*	$33,470
	January 31, 2015		$32,720
PGP	June 30, 2016		$24,750
	June 30, 2015	**	$30,720
	March 31, 2015		$43,720
PFL	July 31, 2016		$17,250
	July 31, 2015		$50,720
PFN	July 31, 2016		$17,250
	July 31, 2015		$59,720
PHK	July 31, 2016		$17,250
	July 31, 2015	***	$30,720
	March 31, 2015		$43,720
PDI	June 30, 2016		$20,250
	June 30, 2015	****	$27,740
	March 31, 2015		$52,740

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years and “stub” period (as applicable), no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two full fiscal years and “stub period” (as applicable) as reflected below, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below. Certain amounts shown below have been updated from amounts shown in prior proxy statements, as applicable, due to changes in how certain fees are categorized for these purposes.

Fund	Fiscal Year Ended		Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees†
RCS	June 30, 2016		$17,750	$7,785,058	$7,785,058
	June 30, 2015	*	$33,470	$9,815,893	$9,849,363
	January 31, 2015		$32,720	$8,312,459	$8,345,179
PGP	June 30, 2016		$24,750	$7,767,308	$7,792,058
	June 30, 2015	**	$30,720	$9,815,893	$9,846,613
	March 31, 2015		$43,720	$9,379,621	$9,423,341
PFL	July 31, 2016		$33,730	$7,767,308	$7,801,038
	July 31, 2015		$67,200	$9,815,893	$9,883,093
PFN	July 31, 2016		$33,730	$7,767,308	$7,801,038
	July 31, 2015		$76,200	$9,815,893	$9,892,093
PHK	July 31, 2016		$33,730	$7,767,308	$7,801,038
	July 31, 2015	***	$47,200	$9,815,893	$9,863,093
	March 31, 2015		$60,200	$9,379,621	$9,439,821
PDI	June 30, 2016		$20,250	$7,767,308	$7,787,558
	June 30, 2015	****	$27,740	$9,815,893	$9,843,633
	March 31, 2015		$52,740	$9,379,621	$9,432,361

*	On December 16, 2014, the Board approved a change of RCS’ fiscal year end from January 31 to June 30. Information is provided for the “stub” period from February 1, 2015 through each Fund’s new fiscal year end of June 30, 2015.
**	On December 16, 2014, the Board approved a change of PGP’s fiscal year end from March 31 to June 30. Information is provided for the “stub” period from April 1, 2015 through the Fund’s new fiscal year end of June 30, 2015.
***	On December 16, 2014, the Board approved a change of PHK’s fiscal year end from March 31 to July 31. Information is provided for the “stub” period from April 1, 2015 through the Fund’s new fiscal year end of July 31, 2015.
****	On December 16, 2014, the Board approved a change of PDI’s fiscal year end from March 31 to June 30. Information is provided for the “stub” period from April 1, 2015 through the Fund’s new fiscal year end of June 30, 2015.
†	Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Accounting Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to each Fund, or to PIMCO with respect to each Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	RCS (Fiscal Year Ended June 30, 2016)	PGP (Fiscal Year Ended June 30, 2016)	PFL (Fiscal Year Ended July 31, 2016)	PFN (Fiscal Year Ended July 31, 2016)	PHK (Fiscal Year ended July 31, 2016)	PDI (Fiscal Year Ended June 30, 2016)
Audit Fees	$33,448	$26,788	$36,793	$45,910	$45,910	$55,616
Audit-Related Fees	—	—	$16,480	$16,480	$16,480	—
Tax Compliance/Tax Return Preparation Fees	$17,750	$24,750	$17,250	$17,250	$17,250	$20,250
All Other Fees	$0	$0	$0	$0	$0	$0
Percentage of Total Fees attributable to All Other Fees	0	0	0	0	0	0

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Effective at the close of business on September 5, 2014, pursuant to its Investment Management Agreement with the Funds, PIMCO began bearing Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees with respect to the Funds under its new investment management agreement with the Funds. These fees were borne by the Funds for periods prior to September 5, 2014.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each of PGP, PFL, PFN, PHK and PDI at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. For RCS, the presence at the Meeting, in person or by proxy, of the holders of a majority of Shares entitled to vote shall be necessary and sufficient to constitute a quorum. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require, with respect to PGP, PFL, PFN, PHK and PDI, the affirmative vote of a plurality of the Shares of the relevant Fund or, with respect to RCS, the affirmative vote of a majority of the Shares of RCS, in each case entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. However, with respect to PGP, PFL, PFN, PHK and PDI, where the Preferred Shares or Common Shares will vote as separate classes, the affirmative vote of a plurality of shares of the applicable class present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to that class. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by PGP, PFL, PFN, PHK and PDI as tellers and by RCS as inspectors (collectively, the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of such a Proposal.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
RCS	August 27, 2016
PGP	August 27, 2016
PFL	September 27, 2016
PFN	September 27, 2016
PHK	September 27, 2016
PDI	August 27, 2016

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-(844)-337-4626 or by visiting the Funds’ website at pimco.com/closedendfunds.

Shareholder Proposals for the Annual Meeting held during the 2017-2018 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in June 2018. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by each Fund no later than January 22, 2018 for inclusion in each Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for each Fund intended to be presented at the annual meeting held during the 2017-2018 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements and requirements set forth in each Fund’s Bylaws. Each Fund’s Bylaws each provide that any such proposal must be received in writing by each Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which each Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of each Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the June 30 anniversary of this year’s meeting, such proposals must be received no earlier than March 23, 2018 and no later than April 7, 2018 for each Fund. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

May 12, 2017

Exhibit A to Proxy Statement

PIMCO Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through February 24, 2017)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co- chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates.

The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review and approve the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of September 5, 2014)

PCM FUND, INC. (PCM)

PIMCO MUNICIPAL INCOME (PMF)

PIMCO MUNICIPAL INCOME II (PML)

PIMCO MUNICIPAL INCOME III (PMX)

PIMCO CALIFORNIA MUNICIPAL INCOME (PCQ)

PIMCO CALIFORNIA MUNICIPAL INCOME II (PCK)

PIMCO CALIFORNIA MUNICIPAL INCOME III (PZC)

PIMCO NEW YORK MUNICIPAL INCOME (PNF)

PIMCO NEW YORK MUNICIPAL INCOME II (PNI)

PIMCO NEW YORK MUNICIPAL INCOME III (PYN)

PIMCO CORPORATE AND INCOME STRATEGY (PCN)

PIMCO CORPORATE AND INCOME OPPORTUNITY (PTY)

PIMCO HIGH INCOME (PHK)

PIMCO INCOME STRATEGY (PFL)

PIMCO INCOME STRATEGY II (PFN)

PIMCO INCOME OPPORTUNITY (PKO)

PIMCO GLOBAL STOCKSPLUS & INCOME (PGP)

PIMCO STRATEGIC INCOME FUND, INC. (RCS)

PIMCO DYNAMIC INCOME (PDI)

PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND (PCI)

Exhibit B to Proxy Statement

Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

PIMCO Sponsored Interval Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for

the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C-1 to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees/Directors of

PIMCO Dynamic Income Fund (PDI)

PIMCO Global StocksPLUS® & Income Fund (PGP)

PIMCO Strategic Income Fund, Inc. (RCS)

(each, a “Fund” and, collectively, the “Funds”)

Dated August 24, 2016

The Audit Oversight Committees (the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees/Directors of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended June 30, 2016 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended June 30, 2016. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended June 30, 2016 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2017.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

Exhibit C-2 to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of

PIMCO Income Strategy Fund (PFL)

PIMCO Income Strategy Fund II (PFN)

PIMCO High Income Fund (PHK)

(each, a “Fund” and, collectively, the “Funds”)

Dated September 22, 2016

The Audit Oversight Committees (the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended July 31, 2016 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended July 31, 2016. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended July 31, 2016 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending July 31, 2017.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

CEF_Proxy_042817

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO STRATEGIC INCOME FUND, INC. – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of common shares of PIMCO Strategic Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2016 for PIMCO Strategic Income Fund, Inc. are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO STRATEGIC INCOME FUND, INC. – COMMON SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Directors — The Board of Directors urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Hans W. Kertess	O	O

	(02) Bradford K. Gallagher	O	O

	(03) John C. Maney	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO GLOBAL STOCKSPLUS & INCOME FUND – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of common shares of PIMCO Global StocksPLUS & Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2016 for PIMCO Global StocksPLUS & Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO GLOBAL STOCKSPLUS & INCOME FUND – COMMON SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Alan Rappaport	O	O

	(02) John C. Maney	O	O

	(03) Deborah A. DeCotis	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO HIGH INCOME FUND – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of common shares of PIMCO High Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC , at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended July 31, 2016 for PIMCO High Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO HIGH INCOME FUND – COMMON SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Bradford K. Gallagher	O	O

	(02) Craig A. Dawson	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO HIGH INCOME FUND – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of preferred shares of PIMCO High Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended July 31, 2016 for PIMCO High Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO HIGH INCOME FUND – PREFERRED SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Bradford K. Gallagher	O	O

	(02) Craig A. Dawson	O	O

	(03) James Jacobson	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO DYNAMIC INCOME FUND – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of common shares of PIMCO Dynamic Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2016 for PIMCO Dynamic Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO DYNAMIC INCOME FUND – COMMON SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Bradford K. Gallagher	O	O

	(02) James A. Jacobson	O	O

	(03) Craig A. Dawson	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO INCOME STRATEGY FUND – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of common shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended July 31, 2016 for PIMCO Income Strategy Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO INCOME STRATEGY FUND – COMMON SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) William B. Ogden, IV	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO INCOME STRATEGY FUND – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of preferred shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC , at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended July 31, 2016 for PIMCO Income Strategy Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO INCOME STRATEGY FUND – PREFERRED SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) William B. Ogden, IV	O	O

	(02) Hans Kertess	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO INCOME STRATEGY FUND II – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of common shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended July 31, 2016 for PIMCO Income Strategy Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO INCOME STRATEGY FUND II – COMMON SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Hans W. Kertess	O	O

	(02) James A. Jacobson	O	O

	(03) John C. Maney	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PIMCO INCOME STRATEGY FUND II – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2017

The undersigned holder of preferred shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 30, 2017 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 12, 2017. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended July 31, 2016 for PIMCO Income Strategy Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO INCOME STRATEGY FUND II – PREFERRED SHARES
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Hans W. Kertess	O	O

	(02) James A. Jacobson	O	O

	(03) John C. Maney	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]